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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT


    We consent to the use in this Registration Statement of The Wet Seal, Inc. on Amendment No. 1 to Form S-3 of our report dated March 11, 1996, appearing in the Prospectus, which is a part of this Registration Statement and to the references to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP

Costa Mesa, California
May 6, 1996